Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Value Fund

(the “Fund”)

Supplement dated December 19, 2018, to the Fund’s

Prospectus and Statement of Additional Information (“SAI”)

dated October 1, 2018, as supplemented and amended to date

Karen H. Grimes, CFA, a portfolio manager to the Fund, has announced her plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP (“Wellington Management”), as of December 31, 2018. Accordingly, as of December 31, 2018, all references to Ms. Grimes in the Fund’s Prospectus and SAI are deleted in their entirety.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.